BLACKROCK FUNDSSM

BlackRock Global Impact Fund

(the “Fund”)

Supplement dated April 3, 2024 to the Statement of Additional Information (“SAI”) of the Fund,

dated August 28, 2023, as amended or supplemented to date

Effective March 14, 2024, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Manager

Carrie King is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following tables set forth information about the funds and accounts other than the Fund for which the portfolio manager is primarily responsible for the day-to-day portfolio management as of February 29, 2024.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Carrie King	0 $0	1 $97.58 Million	0 $0	0 $0	0 $0	0 $0

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio manager’s compensation as of February 29, 2024.

The sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation-Carrie King

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, the benchmark for the Fund and other accounts is MSCI ACWI World Index Net.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The last sentence of the second paragraph of the sub-section entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of February 29, 2024.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Carrie King	None

Shareholders should retain this Supplement for future reference.

SAI-IMPF-0424SUP

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